UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2014

CB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 North Market Street, Carmichaels, Pennsylvania 15320
(Address of principal executive offices, including zip code)

(724) 966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 6, 2014, CB Financial Services, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the completion of the merger of FedFirst Financial Corporation with and into the Company effective October 31, 2014.  This Form 8-K/A hereby amends the Initial Report so as to file the consolidated financial statements of FedFirst Financial Corporation and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated statements of financial condition of FedFirst Financial Corporation and subsidiaries as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the report of the independent registered public firm thereon, are incorporated herein by reference to the Company’s Registration Statement on Form S-4 (SEC File No. 333-196749).

The unaudited consolidated interim statements of financial condition of FedFirst Financial Corporation and subsidiaries as of March 31, 2014 and December 31, 2013 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the three months ended March 31, 2014 and 2013 are incorporated herein by reference to the Company’s Registration Statement on Form S-4 (SEC File No. 333-196749).

The unaudited consolidated interim statements of financial condition of FedFirst Financial Corporation and subsidiaries as of June 30, 2014 and December 31, 2013 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the three and six months ended June 30, 2014 and 2013 are incorporated herein by reference to the Quarter Report on Form 10-Q for the quarterly period ended June 30, 2014, filed by FedFirst Financial Corporation on August 13, 2014 (SEC File No. 000-54124).

The unaudited consolidated interim statements of financial condition of FedFirst Financial Corporation and subsidiaries as of September 30, 2014 and December 31, 2013 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the three and nine months ended September 30, 2014 and 2013 are incorporated herein by reference to Exhibit 99.1 of this Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2 of this Form 8-K/A.

(c)	Shell Company Transactions Not applicable.

(d)	Exhibits

99.1	Unaudited Consolidated Interim Financial Statements of FedFirst Financial Corporation and Subsidiaries for the Quarterly Period Ended September 30, 2014

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: January 15, 2015	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer